UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06623

Nuveen California Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2021

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

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Chair’s Letter
to Shareholders

Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

Portfolio Managers’ Comments
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 overall compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of government stimulus aiding individuals and businesses, accommodative monetary policy that kept borrowing costs low, gradual reopening of businesses and vaccine rollouts. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “advance” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of March 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.0% in March 2021 as reported by the Bureau of Labor Statistics, up from 4.4% in March 2020. The average hourly earnings rate increased, growing at an annualized rate of 4.2% in March 2021, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in March 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.6% over the twelve-month reporting period ended March 31, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 crisis recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs. However, the plan is expected to face legislative hurdles.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. However, market volatility picked up in early 2021, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
The municipal bond market’s positive performance over the twelve-month reporting period reflects its recovery from the COVID-19 crisis sell-off in March 2020. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. However, early in the reporting period, the market was beginning to stabilize after coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply, especially from late February to the end of March 2020. In that six-week period, as liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020 and early 2021.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2021?
California’s $3.1 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth regained some of the lost jobs over the summer but lags the national average. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 8.3% as of March 2021, down from its recent peak of 16.2% in April 2020 but still high compared to pre-COVID-19 crisis unemployment rate of 4.5% in March 2020 and higher than the nation’s 6.0% as of March 2021. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 17.0%, 11.9% and 11.0%, respectively, over the twelve months ended February 2021 (most recent data available at the time this report was prepared), compared with an average increase of 12.0% nationally. The enacted Fiscal Year 2021 general fund budget totals $133.9 billion, which is 8.9% lower than the revised Fiscal Year 2020 budget. The Fiscal Year 2021 Budget projected a $54.3 billion deficit due to the economic fallout from the COVID-19 crisis shutdowns. The state made various cuts to education, health and human services, and government operations, which include drawing down on reserves, borrowing from internal funds, deferred

Portfolio Managers’ Comments (continued)
revenue to schools and making temporary tax law changes to fill the gap. Governor Newsom released his Budget Proposal for Fiscal Year 2021-2022 in January 2021 totaling $154.51 billion. This is up 5.5% over the revised Fiscal Year 2021 Budget. Revenues are nearly back to pre-COVID-19 crisis levels and state costs have not risen as dramatically as anticipated, and as a result, the state experienced a significant windfall of $15 billion to be allocated toward the Fiscal Year 2022 Budget. The state plans to use those funds on one-time or temporary spending, making deposits to reserves, reducing taxes to low income taxpayers and repaying debts and liabilities made in Fiscal Year 2021 and additional payments to CalPERS (California Public Employees’ Retirement System). The revised budget will come in May 2021. The Budget proposal does not factor in federal stimulus enacted in December 2020 nor the American Rescue Plan Act funding. California is estimated to receive $42 billion under the American Rescue Plan: $26 billion for the state and $16 billion for its local governments. For the state of California, its Fiscal Year end is June 30, 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2021, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the state’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state’s massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government’s disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. Prior to the COVID-19 crisis, New York State’s financial profile had generally improved over the previous decade, and Fiscal Year 2020 saw New York State post a $355 million General Fund surplus, equal to 0.9% of General Fund revenues. New York State’s economy has been severely impacted by the COVID-19 crisis. Unemployment for the state topped out at 16.2% in April 2020, well above the national peak of 14.8%. New York State’s unemployment stood at 8.5% in March 2021, exceeding the national average of 6.0% and second worst in the nation. New York State’s Fiscal Year 2021 budget contained appropriations for all state debt service, introduced no new taxes and held school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorized up to $11 billion of borrowing if necessary and also authorized the state budget director to make spending reductions should they be required. Fiscal Year 2021 revenues were not as dire as initially feared, and have come in ahead of earlier estimates. This, coupled with certain expenditure reductions, has allowed the state Fiscal Year 2021 to end in balance. New York State is in line to receive $12.2 billion in federal assistance for the state government alone under the American Recovery Act. Total state-wide assistance to both the state and local governments is estimated at $50 billion. For the state of New York, its Fiscal Year end is March 31, 2021. New York is a high-income state, with per-capita income at 126% of the U.S. average, third highest among the 50 states. New York is also a heavily indebted state. According to Moody’s, New York ranked fifth in the nation in debt per capita in 2019 (NY: $3,314; median: $1,071), eighth in debt per capita as a percentage of personal income (NY: 4.6%; median: 2.0%) and ninth in debt to gross state domestic product (NY: 3.7%; median: 1.9%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 95.7% in Fiscal Year 2020. On March 12, 2021, Moody’s affirmed its “Aa2” stable rating on New York State. Moody’s had downgraded New York State from Aa1 to Aa2 on October 1, 2020, citing the challenges from the COVID-19 crisis. S&P confirmed its “AA+” rating for New York State on March 12, 2021. However, S&P’s outlook for New York State’s rating is negative, citing the impact of the COVID-19 crisis on the state’s economy. Municipal bond supply totaled $56.7 billion for the twelve-month period ended March 31, 2021, a 19.2% increase from the same period a year earlier. This ranked New York second among state issuers behind only California and narrowly ahead of Texas.
What key strategies were used to manage the Funds during the twelve-month reporting period ended March 31, 2021?
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations. Under normal market conditions, NXC and NXN invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Portfolio Manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. The Fund may use inverse floating rate securities (or tender option bond financing) to more efficiently implement its investment strategy to create up to 10% effective leverage.
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis just prior to the start of the reporting period and a sudden increase in long-term interest rates late in the period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Municipal yields ended the reporting period lower than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The municipal yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress. The California and New York municipal markets underperformed the national municipal market in this reporting period.
The Funds’ trading activity continued to focus on pursuing their investment objectives. For the three national Funds, NXP, NXQ and NXR, trading was mainly driven by the reinvestment of proceeds from called and maturing bonds. The three Funds bought bonds across a diverse group of sectors, mainly in maturities of 15 years and longer but also a smaller amount of shorter maturity (4 years and shorter) bonds. The early months of the reporting period were a particularly good time to buy new bonds and rotate positions, as valuations were temporarily under pressure from the short-term uncertainty created by the health crisis. For some of the Funds’ positions, the prevailing market environment was favorable to sell depreciated bonds with lower yields and buy similarly structured but higher yielding bonds, a strategy known as tax-loss swaps. We implemented this approach to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient.
For NXC and NXN, broadly speaking, the prevailing market environment was favorable for the Funds to pursue both bond swapping and bond rotation strategies during the reporting period. The state Funds also employed a tax loss swapping strategy to enhance the Funds’ income earning capability and seek to improve tax efficiency. In some cases, the Funds’ sold and then bought the same name with a longer maturity structure, which in effect offered a higher yield for the same credit. In other cases, the Funds sold a position to replace it with a similar name bond or structure as the prevailing yields moved higher. The Funds’ bond rotation strategy involved selling a higher quality, lower yielding bond to buy a lower rated, higher yielding bond, when the valuations looked relatively more favorable for the lower rated bond. NXC and NXN also reinvested the proceeds from called and maturing bonds, particularly as call activity increased after the market stabilized from the March 2020 sell-off and yields declined. Notable additions to NXC included California housing bonds, mainly bought toward the end of the reporting period when issuance was higher; Puerto Rico sales tax revenue bonds (known as COFINAs), which NXC bought both with cash inflows and through tax loss swapping; and health care bonds. NXN bought credits issued for airport deals secured by airline gate leases, health care and stadium projects (for the New York Mets and New York Yankees). Additionally, NXN did tax loss swaps in airport, airline-related and public transportation (Metropolitan Transportation Authority) bonds.

Portfolio Managers’ Comments (continued)
How did the Funds perform during the twelve-month reporting period ended March 31, 2021?
The tables in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended March 31, 2021. Each Fund’s total returns at NAV are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2021, the total returns on common share NAV for NXC and NXN outperformed their respective state’s S&P Municipal Bond Index. For the three national Funds, NXP, NXQ and NXR outperformed the national S&P Municipal Bond Index during the twelve-month reporting period.
The factors affecting performance during this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning.
For the three national Funds, duration and yield curve positioning were a positive contributor to relative performance versus the S&P Municipal Bond Index. Generally speaking, longer duration bonds outperformed and shorter duration bonds underperformed in this reporting period. NXP’s overweight to durations of 10 years and longer added the most to performance, although it was slightly offset by the negative impact of a small overweight to the 2- to 4-year duration category. NXQ’s overweight to durations of 6 years and longer drove relative outperformance. NXR also benefited most from the overweight to durations of 6 years and longer, and especially 12 years and longer. Relative to their respective state indexes, NXC and NXN were favorably positioned. The two state Funds maintained slightly longer durations than their benchmarks, which added to relative performance, although the impact was modest.
Bonds lower down the credit spectrum outperformed in this reporting period, with credit spreads largely recovering on the back of federal stimulus, economic reopening, vaccine progress and upgraded economic forecasts. NXP, NXQ and NXR’s credit quality positioning was advantageous overall, relative to the national index, due to overweights to bonds rated A and lower. However, the three national Funds’ underweight allocation to non-rated credits, especially long duration non-rated, detracted somewhat from performance. For NXC and NXN, credit ratings allocation was the largest contributor, relative to their respective state indexes. The two state Funds strongly benefited from both the overweight allocation to lower rated, higher yielding bonds and the corresponding underweight to the highest quality (AAA and AA) debt.
Sector allocations were a marginal detractor from performance for the five Funds. NXP held an overweight to hospitals that helped performance. Although NXP held an equal weight in the transportation sector (which had no relative performance impact), the Fund’s positioning in shorter duration transportation bonds, which lagged, was detrimental to performance relative to the national index. NXQ and NXR held an overweight to the tax supported sector, which was disadvantageous relative to the national index as the sector underperformed in this reporting period. However, the two Funds were overweight in the dedicated tax subsector, a segment of the tax supported sector, which outperformed and contributed positively to performance. NXQ benefited from an overweight to the health care sector, especially hospitals, but gains were offset by underweights to the transportation (especially “other transportation”) and industrial development revenue (IDR) sectors, which detracted. NXR similarly benefited from an overweight to health care (primarily hospitals) but was hurt by a slight underweight to transportation (notably “other transportation”) and an overweight to pre-refunded bonds, which underperformed due to their high credit quality and short maturity structures. NXC’s sector positioning was a small detractor from performance relative to the California municipal index. In California, the best performing sectors were tobacco, housing, IDR, higher education and transportation, while pre-refunded, tax supported and utility were the weakest performers. For NXN, sector allocations had a small negative impact relative to the New York municipal index. The top performing sectors in New York were tobacco, transportation (including airports and public transportation), health care and IDR. The state’s worst performing sectors were pre-refunded, tax supported, utility and higher education.

Individual credit selection was a meaningful positive contributor to NXP, NXQ and NXR relative to the national index. In NXP, nearly all of the relative gain came from one holding, New Jersey Transportation Trust Fund Authority zero coupon insured bonds, which performed well due to their long duration and spread tightening across both transportation and New Jersey-related bonds. Other top contributors for NXP included Metropolitan Pier and Exposition Authority McCormick Place Expansion Project (Met Pier) in Chicago, Illinois, and Guam Business Privilege Tax bonds. Both of these credits were long duration, lower rated bonds with exposure to the expected turnaround in tourism activity. NXQ’s largest contributing holdings were Met Pier zero coupon bonds and pre-paid gas bonds, which are backed by banking institutions whose outlooks have improved amid rising interest rates and upgraded economic growth forecasts. NXR benefited most from holdings in Met Pier and New Jersey Transportation Trust bonds.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of March 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2020	$0.0455	$0.0420	$0.0435	$0.0437	$0.0395
May	0.0455	0.0420	0.0435	0.0437	0.0395
June	0.0455	0.0420	0.0435	0.0437	0.0395
July	0.0455	0.0420	0.0435	0.0437	0.0395
August	0.0455	0.0420	0.0435	0.0437	0.0395
September	0.0455	0.0420	0.0435	0.0437	0.0395
October	0.0455	0.0420	0.0435	0.0437	0.0395
November	0.0455	0.0420	0.0435	0.0437	0.0395
December	0.0455	0.0420	0.0435	0.0437	0.0395
January	0.0455	0.0420	0.0435	0.0437	0.0370
February	0.0455	0.0420	0.0435	0.0437	0.0370
March 2021	0.0455	0.0420	0.0435	0.0437	0.0370
Total Distributions from Net Investment Income	$0.5460	$0.5040	$0.5220	$0.5244	$0.4665

Yields
Market Yield*	3.14%	3.13%	3.10%	3.22%	3.06%
Taxable-Equivalent Yield*	5.28%	5.27%	5.10%	7.01%	6.08%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%, 40.8%, 40.8%, 54.1% and 49.6% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedendfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of March 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	—	—	—	—	—
Common shares authorized for repurchase	1,655,000	1,770,000	1,300,000	635,000	390,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION
As of March 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:
	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$16.34	$15.54	$16.72	$15.83	$14.35
Common share price	$17.39	$16.08	$16.83	$16.29	$14.50
Premium/(Discount) to NAV	6.43%	3.47%	0.66%	2.91%	1.05%
Average premium/(discount) to NAV	1.76%	-1.30%	-1.61%	0.19%	-6.23%

NXP	Nuveen Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NXP at Common Share NAV	7.16%	4.73%	5.97%
NXP at Common Share Price	20.16%	6.99%	7.07%
S&P Municipal Bond Index	5.29%	3.44%	4.60%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

 This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.5%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	4.0%
AA	45.7%
A	20.5%
BBB	11.0%
BB or Lower	5.9%
N/R	3.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	35.5%
Tax Obligation/General	16.0%
Transportation	13.6%
U.S. Guaranteed	9.0%
Health Care	9.0%
Education and Civic Organizations	7.0%
Utilities	5.5%
Other	4.4%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.7%
New Jersey	11.6%
Illinois	9.9%
Texas	8.3%
Colorado	6.5%
Connecticut	5.2%
Massachusetts	3.8%
Washington	3.5%
Arizona	3.1%
New York	3.1%
Missouri	2.8%
Guam	2.6%
District of Columbia	2.4%
Puerto Rico	2.4%
Iowa	2.2%
Oregon	2.2%
Other[1]	14.7%
Total	100%
 1 See Portfolio of Investments for details on “other” States and Territories.

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Performance Overview and Holding Summaries as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NXQ at Common Share NAV	6.83%	4.37%	5.90%
NXQ at Common Share Price	16.96%	6.35%	6.86%
S&P Municipal Bond Index	5.29%	3.44%	4.60%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.8%
AAA	3.6%
AA	35.5%
A	31.1%
BBB	14.1%
BB or Lower	4.6%
N/R	3.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.8%
Tax Obligation/General	20.7%
Transportation	19.7%
Health Care	11.6%
U.S. Guaranteed	7.8%
Utilities	7.5%
Education and Civic Organizations	5.8%
Other	3.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.0%
Illinois	10.6%
Colorado	8.4%
Texas	7.7%
Arizona	6.3%
Massachusetts	5.6%
Washington	4.4%
Florida	3.9%
New Jersey	3.3%
Connecticut	3.2%
Indiana	3.2%
New York	2.9%
Guam	2.4%
Wisconsin	2.4%
Pennsylvania	2.2%
Other[1]	18.5%
Total	100%
 1 See Portfolio of Investments for details on “other” States and Territories.

NXR	Nuveen Select Tax-Free Income Portfolio 3 Performance Overview and Holding Summaries as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NXR at Common Share NAV	5.97%	4.59%	6.11%
NXR at Common Share Price	12.82%	6.09%	6.74%
S&P Municipal Bond Index	5.29%	3.44%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.6%
Common Stocks	0.4%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.7%
AAA	1.4%
AA	36.3%
A	21.3%
BBB	17.3%
BB or Lower	4.8%
N/R	4.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.7%
Tax Obligation/General	20.3%
U.S. Guaranteed	14.7%
Transportation	11.7%
Utilities	8.1%
Health Care	8.0%
Other	8.5%
Total	100%

States and Territories
(% of total municipal bonds)
California	24.7%
Illinois	9.5%
Texas	8.1%
Massachusetts	7.0%
Washington	4.5%
Pennsylvania	4.0%
New Jersey	3.6%
Connecticut	3.6%
Colorado	2.9%
Puerto Rico	2.9%
Ohio	2.9%
Virginia	2.6%
New York	2.3%
District of Columbia	1.9%
Other[1]	19.5%
Total	100%

1 See Portfolio of Investments for details on “other” States and Territories.

NXC	Nuveen California Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NXC at Common Share NAV	6.05%	4.04%	6.21%
NXC at Common Share Price	16.13%	3.42%	7.33%
S&P Municipal Bond California Index	4.99%	3.37%	5.14%
S&P Municipal Bond Index	5.29%	3.44%	4.60%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.7%
AAA	15.2%
AA	43.5%
A	13.5%
BBB	5.8%
BB or Lower	4.8%
N/R	7.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.5%
Utilities	20.8%
Tax Obligation/Limited	18.6%
U.S. Guaranteed	11.2%
Transportation	9.9%
Health Care	7.8%
Housing/Multifamily	5.7%
Other	2.5%
Total	100%

States and Territories
(% of total municipal bonds)
California	97.5%
Puerto Rico	1.5%
Virgin Islands	1.0%
Total	100%

NXN	Nuveen New York Select Tax-Free Income Portfolio Performance Overview and Holding Summaries as of March 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2021

		Average Annual
	1-Year	5-Year	10-Year
NXN at Common Share NAV	5.98%	3.37%	4.49%
NXN at Common Share Price	18.66%	4.43%	5.27%
S&P Municipal Bond New York Index	4.99%	3.14%	4.32%
S&P Municipal Bond Index	5.29%	3.44%	4.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	94.5%
Other Assets Less Liabilities	5.5%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.7%
AAA	13.1%
AA	43.6%
A	9.6%
BBB	10.6%
BB or Lower	11.1%
N/R	5.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.2%
Transportation	19.6%
Utilities	17.7%
Education and Civic Organizations	12.4%
Tax Obligation/General	7.7%
U.S. Guaranteed	6.7%
Consumer Staples	5.3%
Other	10.4%
Total	100%

States and Territories
(% of total municipal bonds)
New York	95.2%
Guam	2.2%
Virgin Islands	1.7%
Puerto Rico	0.9%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of March 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 27, 2021

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.5%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/21 at 100.00	B3	$ 783,905
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 3.1%
1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,187,398
	4.000%, 7/01/47
160	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	161,469
	Basis Schools, Inc Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	273,885
	Basis Schools, Inc Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	362,183
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
95	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	95,256
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,188,880
	Refunding Series 2016A, 5.000%, 1/01/38
500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	7/29 at 100.00	AA–	573,490
	Series 2019A, 4.000%, 1/01/44
3,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	4,270,700
	Series 2019A, 5.000%, 7/01/49
160	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	222,349
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
7,035	Total Arizona			8,335,610
	Arkansas – 1.1%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,940,704
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 15.5%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,452,034
	Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	2,405,650
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	A1 (4)	3,290,730
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
40	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	45,940
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,542,478
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,816,439
	Series 2013I, 5.000%, 11/01/38
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	2,014,591
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,461,385
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,928,646
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	$ 984,680
	Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,276,812
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,772,371
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	1,345,720
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,317,680
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,583,537
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
675	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	828,853
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2 (4)	2,098,260
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42 (Pre-refunded 11/01/24)
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,879,419
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	984,101
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
45,785	Total California			42,029,326
	Colorado – 6.5%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	509,705
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,934,967
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	166,550
	Series 2019A-1, 4.000%, 8/01/44
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,171,438
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
810	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	967,780
	4.000%, 11/15/45
660	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/37	12/30 at 100.00	Aa2	794,112
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,125
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	216,470
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,223,125
	9/01/38 – NPFG Insured
605	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/24 at 100.00	A	676,910
	5.000%, 9/01/40
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	711,171
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
22,440	Total Colorado			17,502,353
	Connecticut – 5.2%
690	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	716,117
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	Aa3	2,875,900
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	1,062,030
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,217,340
1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	Aa3	2,061,531
	Series 2013A, 5.000%, 10/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	Aa3	$ 1,846,682
	Series 2014A, 5.000%, 9/01/34
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	3,392,280
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	Aa3	888,735
12,425	Total Connecticut			14,060,615
	District of Columbia – 2.4%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,115,857
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,086,192
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	2,631,620
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	699,492
	Bonds, Series 2020A, 4.000%, 7/15/45
5,535	Total District of Columbia			6,533,161
	Florida – 0.7%
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,209,590
	10/01/49 (AMT)
470	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	578,086
	Series 2020B, 5.000%, 7/01/50
1,470	Total Florida			1,787,676
	Georgia – 0.6%
1,300	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,509,560
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.5%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,328,110
	5.000%, 11/15/39
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,656,913
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,905,718
	2013, 5.250%, 7/01/25
6,390	Total Guam			6,890,741
	Hawaii – 0.1%
225	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	263,723
	Idaho – 1.2%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,287,520
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.8%
2,000	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,945,120
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	866,665
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	748,913
	Series 2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	871,482
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	433,598
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	46,889
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	$ 1,059,326
	6.000%, 1/01/38
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	2,175,432
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,378,241
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	282,441
	2013A, 6.000%, 7/01/43
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B,	No Opt. Call	BBB–	2,280,747
	5.000%, 10/01/23
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	977,190
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	1,432,296
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	39,187
765	0.000%, 6/15/30	No Opt. Call	BBB	625,739
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,720,821
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	3,204,800
1,775	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,062,976
	5.000%, 3/01/28
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	346,291
	6.000%, 10/01/42
28,850	Total Illinois			26,498,154
	Indiana – 1.6%
1,785	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	2,043,289
	Series 2020A, 4.000%, 7/01/40
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,418,100
	Series 2015A, 5.000%, 10/01/45
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24 –	No Opt. Call	AA	985,750
	AMBAC Insured
4,035	Total Indiana			4,447,139
	Iowa – 2.2%
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	918,229
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/21 at 100.00	B–	1,013,670
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/21 at 100.00	B–	4,054,680
	5.600%, 6/01/34
5,830	Total Iowa			5,986,579
	Kentucky – 0.9%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	N/R (4)	2,545,725
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46 (Pre-refunded 8/15/21)
	Massachusetts – 3.7%
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	1,203,830
	2018J-2, 5.000%, 7/01/43
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,790,685
	5.000%, 11/01/43
200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	215,460
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,948,275
	Series 2019A, 5.000%, 2/15/49
2,415	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,989,094
	Program, Series 2017A, 5.000%, 6/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 975	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (4)	$ 991,234
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
8,715	Total Massachusetts			10,138,578
	Michigan – 0.1%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (4)	377,628
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
	Missouri – 2.8%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,157,730
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	4,289,300
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,182,700
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,165	Total Missouri			7,629,730
	Nevada – 0.1%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	326,101
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,353,650
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 11.5%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,365,201
	5.000%, 1/01/37
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,042,347
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
1,380	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	1,539,017
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	299,736
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	26,137,650
	Series 2006C, 0.000%, 12/15/34 – AGM Insured
690	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	805,889
39,495	Total New Jersey			31,189,840
	New Mexico – 1.2%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,184,950
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/21 at 100.00	N/R	1,003,330
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA–	1,180,304
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,368,584
	New York – 3.1%
4,400	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	5,036,359
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
465	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	5/21 at 100.00	AA–	466,572
	Series 2011A, 5.250%, 2/15/47
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,144,190
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,167,034
	Series 2002D-1, 5.000%, 11/01/27

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	$ 520,630
	5.000%, 6/01/24
7,465	Total New York			8,334,785
	Ohio – 1.5%
230	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	256,673
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	405,878
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	2,114,514
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,105	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3 (4)	1,203,909
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
4,670	Total Ohio			3,982,224
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	519,251
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.1%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	721,865
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
395	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	470,070
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	541,337
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	551,195
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BBB	778,605
	Inc, Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,534,123
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,143,160
	2016B, 5.000%, 10/01/40
5,115	Total Oregon			5,740,355
	Pennsylvania – 0.7%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	515,000
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,179,390
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
280	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	301,098
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
1,780	Total Pennsylvania			1,995,488
	Puerto Rico – 2.4%
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,055,000
	5.250%, 7/01/42
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,500	4.750%, 7/01/53	7/28 at 100.00	N/R	1,632,607
900	5.000%, 7/01/58	7/28 at 100.00	N/R	993,312
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,680,550
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
5,900	Total Puerto Rico			6,361,469

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 8.3%
$ 2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	$ 3,216,206
	Lien Series 2016, 5.000%, 6/15/46
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	125,882
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (4)	6,293,904
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,454,588
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
480	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	415,382
2,935	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	2,188,395
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	2,002,270
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,820,040
	Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	5/21 at 100.00	Baa1	2,305,177
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	159,432
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	2,379,900
	Appreciation Series 2008I, 6.500%, 1/01/43
25,790	Total Texas			22,361,176
	Virginia – 1.3%
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,048,220
650	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	687,589
1,565	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,636,724
3,215	Total Virginia			3,372,533
	Washington – 3.4%
385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	459,232
	4/01/44 (AMT)
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	Baa1	1,156,740
	Bonds, Series 2018, 5.000%, 7/01/58
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	3,320,450
	5.000%, 2/01/37
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	Aaa	2,430,800
	5.000%, 8/01/39
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,959,167
	12/01/27 – NPFG Insured
8,415	Total Washington			9,326,389
	West Virginia – 0.6%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	1,668,838
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
	Wisconsin – 1.3%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,714,468
	Inc, Series 2012, 5.000%, 6/01/39
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	1,781,220
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
3,145	Total Wisconsin			3,495,688
$ 282,870	Total Municipal Bonds (cost $226,133,670)			266,944,798

NXP	Nuveen Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,258	Energy Harbor Corp (7), (8), (9)	$ 912,643
	Total Common Stocks (cost $899,914)	912,643
	Total Long-Term Investments (cost $227,033,584)	267,857,441

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 1,305	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,	5/21 at 103.00	N/R	$ 1,285,569
	Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory
	Put 1/01/24), 144A (10)
$ 1,305	Total Short-Term Investments (cost $1,305,000)			1,285,569
	Total Investments (cost $228,338,584) – 99.3%			269,143,010
	Other Assets Less Liabilities – 0.7%			1,947,914
	Net Assets Applicable to Common Shares – 100%			$ 271,090,924

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.2%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/21 at 100.00	B3	$ 1,014,830
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 6.2%
1,015	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2020B,	7/30 at 100.00	AA	1,187,398
	4.000%, 7/01/47
2,500	Arizona Industrial Development Authority, Hospital Revenue Bonds, Phoenix Children’s	2/30 at 100.00	A1	2,849,050
	Hospital, Series 2020A, 4.000%, 2/01/50
95	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	95,256
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,188,880
	Refunding Series 2016A, 5.000%, 1/01/38
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,299,264
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A1	1,443,437
	Series 2015A, 5.000%, 7/01/34
3,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	3,660,600
	Series 2019A, 5.000%, 7/01/49
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,198,431
	Project, Series 2012, 5.000%, 6/01/42
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	3,126,780
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
14,220	Total Arizona			17,049,096
	California – 14.8%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	6,830,560
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
45	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	51,683
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,238,310
	Series 2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	3,201,433
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 –
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,928,646
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,172,005
	Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,276,812
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	719,388
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,071,043
	Series 2003, 0.000%, 8/01/28 – AGM Insured
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	4,493,227
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,780,964
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (5)	$ 1,979,000
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,639,758
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,636,321
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
1,305	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,598,338
	Subordinate Series 2019B, 5.000%, 7/01/39 (AMT)
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	5,080,943
	Bonds, Series 2007C, 0.000%, 8/01/30
47,105	Total California			40,698,431
	Colorado – 8.3%
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	596,705
	Series 2019A-2, 4.000%, 8/01/49
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,905,275
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,190	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2020A,	11/30 at 100.00	AA+	1,421,800
	4.000%, 11/15/45
445	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	Aa2	533,702
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,125
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	5,003,585
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	7,013,628
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	3,436,576
715	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A,	9/30 at 100.00	A	922,143
	5.000%, 9/01/36
24,120	Total Colorado			22,963,539
	Connecticut – 3.2%
705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	731,684
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	Aa3	2,990,936
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	1,062,030
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,217,340
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	Aa3	2,750,653
	Series 2013A, 5.000%, 10/01/33
7,795	Total Connecticut			8,752,643
	District of Columbia – 1.3%
985	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,114,478
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,900,635
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
600	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	699,492
	Bonds, Series 2020A, 4.000%, 7/15/45
3,085	Total District of Columbia			3,714,605

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 3.4%
$ 1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	A1	$ 1,215,760
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	1,356,293
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,681,500
	5.000%, 11/15/45
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,419,180
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,364,020
	Series 2013A, 5.000%, 7/01/30
205	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A2	231,320
	Series 2020B, 4.000%, 7/01/45
7,900	Total Florida			9,268,073
	Georgia – 0.6%
1,330	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,544,396
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.4%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	3,328,110
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,682,018
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,638,325
	2016, 5.000%, 1/01/46
6,135	Total Guam			6,648,453
	Hawaii – 0.1%
230	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	269,583
	Idaho – 1.6%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	4,383,360
	Series 2014A, 5.000%, 3/01/44
	Illinois – 10.4%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,570,684
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	896,550
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	748,914
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	901,124
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	439,621
	Series 2016B, 6.500%, 12/01/46
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+	2,378,241
	2013, 5.000%, 8/15/43
2,070	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB–	2,280,747
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,884,875
	4.000%, 1/01/39
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,938,585
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB	922,225
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	3,204,800
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	5,418,952
1,825	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	2,121,088
	5.000%, 3/01/28
34,935	Total Illinois			28,706,406

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.1%
$ 1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	$ 1,348,768
	2008B, 0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,323,682
	Group, Refunding 2015A, 5.000%, 12/01/40
1,825	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	2,089,078
	Series 2020A, 4.000%, 7/01/40
2,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	2,836,200
	Series 2015A, 5.000%, 10/01/45
7,965	Total Indiana			8,597,728
	Iowa – 1.3%
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	918,229
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/21 at 100.00	B–	1,667,487
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/21 at 100.00	B–	1,013,670
	5.600%, 6/01/34
3,475	Total Iowa			3,599,386
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	N/R (5)	2,545,725
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46 (Pre-refunded 8/15/21)
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa2	948,346
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (4)
3,305	Total Kentucky			3,494,071
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,287,534
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins	7/22 at 100.00	Aa2 (5)	1,060,650
	Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27 (Pre-refunded 7/01/22)
	Massachusetts – 5.6%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	2,324,674
2,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	2,407,660
	2018J-2, 5.000%, 7/01/43
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,845,783
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (5)	2,493,270
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	430,920
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,476,551
	Series 2019A, 5.000%, 2/15/49
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,617,778
	Program, Series 2017A, 5.000%, 6/01/42
730	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (5)	742,154
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
13,470	Total Massachusetts			15,338,790

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.2%
$ 355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA– (5)	$ 377,628
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	453,595
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,413,740
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,244,963
	Nebraska – 0.7%
545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	590,927
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	354,425
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,035,950
1,850	Total Nebraska			1,981,302
	Nevada – 1.7%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,173,962
	Series 2017A, 5.000%, 9/01/37
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	Aa1	3,455,580
	2015, 5.000%, 6/01/34
3,990	Total Nevada			4,629,542
	New Jersey – 3.2%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,398,635
	5.000%, 1/01/37
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	Baa1	2,418,000
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	Baa1	2,315,040
	2015AA, 5.250%, 6/15/29
2,400	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/51	1/31 at 100.00	A+	2,763,951
7,655	Total New Jersey			8,895,626
	New Mexico – 1.1%
1,000	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020,	7/30 at 100.00	AA	1,185,060
	4.000%, 7/01/43
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BBB–	820,256
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/21 at 100.00	N/R	1,003,330
	Series 2007A, 5.250%, 9/01/42 (AMT)
2,800	Total New Mexico			3,008,646
	New York – 2.8%
3,800	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	4,349,583
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
465	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	5/21 at 100.00	AA–	466,572
	Series 2011A, 5.250%, 2/15/47
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,144,190
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,330,762
	Series 2012F, 5.000%, 11/15/26
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	520,630
	5.000%, 6/01/24
7,015	Total New York			7,811,737

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 0.7%
$ 330	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 368,270
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	355,144
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,105	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3 (5)	1,203,908
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
2,750	Total Ohio			1,928,572
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	537,156
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,119,502
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
605	Beaverton, Oregon, Special Revenue Bonds, Series 2020A, 4.000%, 6/01/37	6/30 at 100.00	Aa3	719,980
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	72,361
	Interest Series 2017A, 5.000%, 6/15/40
500	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	11/25 at 102.00	N/R	543,092
	Willamette View Project, Series 2017A, 5.000%, 11/15/52
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	551,195
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,225,051
3,670	Total Oregon			4,231,181
	Pennsylvania – 2.1%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	515,000
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,769,085
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	3,355,061
	5.000%, 7/01/40
260	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	279,591
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
5,230	Total Pennsylvania			5,918,737
	Puerto Rico – 1.6%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,088,404
1,080	5.000%, 7/01/58	7/28 at 100.00	N/R	1,191,975
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,144,440
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
4,080	Total Puerto Rico			4,424,819
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,576,642
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	693,528
	Series 2015, 5.000%, 11/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 7.7%
$ 1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	$ 2,163,316
	Lien Series 2016, 5.000%, 6/15/46
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	273,785
	5.000%, 1/01/35
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+ (5)	6,288,249
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,331,402
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,454,588
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	107,491
520	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	483,220
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	4,629,830
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	547,923
	Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	5/21 at 100.00	Baa1	2,300,077
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	164,746
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,097,478
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	221,134
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
27,410	Total Texas			21,063,239
	Virginia – 0.9%
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,048,220
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	433,710
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,056,289
2,420	Total Virginia			2,538,219
	Washington – 4.3%
395	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	471,160
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	983,780
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+ (5)	4,382,920
	Series 2013A, 5.750%, 1/01/45 (Pre-refunded 1/01/23)
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	Baa1	1,735,110
	Bonds, Series 2018, 5.000%, 7/01/58
1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	1,314,224
	5.000%, 2/01/37
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A,	8/26 at 100.00	Aaa	3,049,960
	5.000%, 8/01/38
10,420	Total Washington			11,937,154
	Wisconsin – 2.4%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,714,468
	Inc, Series 2012, 5.000%, 6/01/39

NXQ	Nuveen Select Tax-Free Income Portfolio 2 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,000	Wisconsin Health and Educational Facilities Authority, Revenues Bonds, Gundersen	10/21 at 100.00	AA–	$ 2,042,500
	Lutheran, Series 2011A, 5.250%, 10/15/39
2,355	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	2,796,516
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
6,000	Total Wisconsin			6,553,484
$ 273,520	Total Municipal Bonds (cost $234,986,495)			270,366,121

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,258	Energy Harbor Corp (7), (8), (9)	$ 912,643
	Total Common Stocks (cost $899,914)	912,643
	Total Long-Term Investments (cost $235,886,409)	271,278,764

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 1,345	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	5/21 at 103.00	N/R	$ 1,324,973
	Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT)
	(Mandatory Put 1/01/24), 144A (10)
$ 1,345	Total Short-Term Investments (cost $1,345,000)			1,324,973
	Total Investments (cost $237,231,409) – 99.0%			272,603,737
	Other Assets Less Liabilities – 1.0%			2,633,382
	Net Assets Applicable to Common Shares – 100%			$ 275,237,119

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis- tration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 98.6%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertable Capital Appreciation Bonds, Series	3/23 at 100.00	AA	$ 1,278,167
	2013A, 5.000%, 3/01/32 (Pre-refunded 3/01/23) (4)
	Alaska – 1.2%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/21 at 100.00	B3	2,714,670
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.8%
1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	1/23 at 100.00	AA	2,035,488
	Series 2012C, 4.000%, 7/01/38
75	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	75,202
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A1	1,220,200
	Series 2019A, 5.000%, 7/01/49
500	Phoenix Civic Improvement Corporation, Arizona, Rental Car Facility Charge Revenue	7/29 at 100.00	A3	587,495
	Bonds, Series 2019A, 5.000%, 7/01/39
3,525	Total Arizona			3,918,385
	California – 24.5%
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
6,740	0.000%, 9/01/35 – AGM Insured (ETM) (4)	No Opt. Call	AA	5,243,855
5,760	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,201,286
35	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	40,198
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
50	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	5/21 at 100.00	A3	50,189
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,038,172
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 –
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	3,060,836
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,711,420
	0.000%, 3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,276,812
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	9,546,052
	Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,867,400
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+	6,364,464
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM) (4)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,188,075
	Series 2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,494,640
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,856,185
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	$ 897,337
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
535	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	656,943
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2	2,943,392
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42 (Pre-refunded 11/01/24) (4)
63,735	Total California			53,437,256
	Colorado – 2.9%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	523,290
	Improvement Series 2017, 5.000%, 12/01/22, 144A
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	952,637
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,126
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	1,025,718
	9/01/32 – NPFG Insured
490	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2020A, 5.000%, 9/01/40	9/24 at 100.00	A	548,241
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,151,410
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
6,010	Total Colorado			6,331,422
	Connecticut – 3.6%
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	Aa3	2,432,049
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	Aa3	1,826,010
1,750	Connecticut State, General Obligation Bonds, Series 2012B, 5.000%, 4/15/21	No Opt. Call	Aa3	1,752,362
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	Aa3	1,789,985
	Series 2013A, 5.000%, 10/01/30
7,155	Total Connecticut			7,800,406
	District of Columbia – 1.8%
765	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	865,559
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
2,500	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	3,158,775
	Bonds, Series 2020A, 5.000%, 7/15/45
3,265	Total District of Columbia			4,024,334
	Florida – 1.3%
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A1	457,969
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,419,180
	10/01/49 (AMT)
2,390	Total Florida			2,877,149
	Georgia – 0.6%
1,035	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,201,842
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.6%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,386,712
	5.000%, 11/15/39
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	BB	2,008,560
3,250	Total Guam			3,395,272

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.1%
$ 190	Hawaii State, Harbor System Revenue Bonds, Series 2020A, 4.000%, 7/01/35 (AMT)	7/30 at 100.00	Aa3	$ 222,699
	Idaho – 1.5%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,287,520
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.4%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	687,355
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	349,778
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	3,324,828
	12/01/28 – FGIC Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	282,441
	2013A, 6.000%, 7/01/43
335	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	5/21 at 100.00	N/R	345,871
	Series 1992C, 6.250%, 4/15/22 (ETM) (4)
2,060	Illinois State, General Obligation Bonds, Refunding September Series 2018B, 5.000%, 10/01/23	No Opt. Call	BBB–	2,269,728
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	984,930
	Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB	2,011,850
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	3,713,661
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	3,204,800
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB	1,255,400
1,400	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015,	3/25 at 100.00	A	1,627,136
	5.000%, 3/01/28
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	346,291
	6.000%, 10/01/42
24,410	Total Illinois			20,404,069
	Indiana – 1.8%
1,450	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project,	7/30 at 100.00	A	1,659,815
	Series 2020A, 4.000%, 7/01/40
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,418,100
	Series 2015A, 5.000%, 10/01/45
1,000	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	AA	900,480
	Bonds, Series 2005Z, 0.000%, 7/15/28 – AGM Insured
3,700	Total Indiana			3,978,395
	Iowa – 0.8%
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	730,158
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/21 at 100.00	B–	962,986
	5.600%, 6/01/34
1,610	Total Iowa			1,693,144
	Massachusetts – 7.0%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,665,876
	2016BB-1, 5.000%, 10/01/46
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	No Opt. Call	A	1,011,380
	Series 2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	1,432,548
	5.000%, 11/01/43

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA–	$ 2,493,270
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23) (4)
2,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,594,482
	Series 2019A, 5.000%, 2/15/49
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	2,604,708
	2016C, 5.000%, 8/01/40
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,059,530
	Series 2013, 4.000%, 1/15/30
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-1:
210	5.000%, 11/01/39 (Pre-refunded 11/01/24) (4)	11/24 at 100.00	N/R	244,961
255	5.000%, 11/01/39 (Pre-refunded 11/01/24) (4)	11/24 at 100.00	N/R	297,453
700	5.000%, 11/01/39	11/24 at 100.00	AA	804,514
13,325	Total Massachusetts			15,208,722
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	377,628
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22) (4)
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,413,740
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,791,368
	Nebraska – 1.6%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	291,925
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,693,470
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa3	574,995
	Bonds, School Building Series 2014, 5.000%, 12/15/39 (Pre-refunded 6/15/24) (4)
3,350	Total Nebraska			3,560,390
	Nevada – 0.2%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	527,690
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,082,920
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 3.6%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,131,167
	5.000%, 1/01/37
1,850	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	Baa1	2,063,175
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	353,160
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	Baa1	4,301,416
	Series 2006C, 0.000%, 12/15/28 – AMBAC Insured
8,070	Total New Jersey			7,848,918
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/21 at 100.00	N/R	1,003,330
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 2.2%
1,800	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	2,060,329
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/44
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	1,330,763
	Series 2012F, 5.000%, 11/15/26

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	$ 1,475,195
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
4,310	Total New York			4,866,287
	Ohio – 2.8%
130	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	145,076
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	405,879
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R	3,982,781
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22) (4)
1,475	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructutre Commission	2/23 at 100.00	Aa3	1,607,027
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23) (4)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	1,250
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
6,685	Total Ohio			6,142,013
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	411,820
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	501,412
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	612,526
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,143,160
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	927,847
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,184,945
	Pennsylvania – 4.0%
500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	515,000
	Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,948,475
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	5,032,591
	5.000%, 7/01/40
210	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	AA	225,823
	Bonds, First Lien Series 2020B, 3.000%, 9/01/40 – AGM Insured
7,665	Total Pennsylvania			8,721,889
	Puerto Rico – 2.8%
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CCC	1,055,000
	5.250%, 7/01/42
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,043,677
	5.250%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,050	4.750%, 7/01/53	7/28 at 100.00	N/R	1,142,825
750	5.000%, 7/01/58	7/28 at 100.00	N/R	827,760
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	2,144,440
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
5,745	Total Puerto Rico			6,213,702

NXR	Nuveen Select Tax-Free Income Portfolio 3 Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.6%
$ 1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	$ 1,360,919
	2015A, 2.900%, 10/01/25
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	462,352
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+	863,481
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23) (4)
	Texas – 8.1%
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	97,143
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	5,247,747
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23) (4)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	938,933
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,294,231
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,268,385
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,784,918
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,856,304
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	5/21 at 100.00	Baa1	2,300,078
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	132,860
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA	342,969
	Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,298,176
	2002A, 0.000%, 8/15/25 – AMBAC Insured
23,095	Total Texas			17,561,744
	Virginia – 2.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	3,663,205
	Appreciation Series 2012B, 0.000%, 7/15/32 (5)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	433,710
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,579,204
5,420	Total Virginia			5,676,119
	Washington – 4.4%
205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	244,526
	4/01/44 (AMT)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,941,440
	2019A-2, 5.000%, 8/01/44
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,246,920
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	Baa1	1,156,740
	Bonds, Series 2018, 5.000%, 7/01/58
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/37	2/25 at 100.00	Aaa	2,006,227
8,530	Total Washington			9,595,853

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
Wisconsin – 0.6%
$ 1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	$ 1,289,487
Series 2012B, 5.000%, 2/15/32
$ 224,960	Total Municipal Bonds (cost $178,812,875)			214,938,679

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Electric Utilities – 0.4%
32,258	Energy Harbor Corp (7), (8), (9)	$ 912,644
	Total Common Stocks (cost $899,914)	912,644
	Total Long-Term Investments (cost $179,712,789)	215,851,323

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4%
	MUNICIPAL BONDS – 0.4%
	Florida – 0.4%
$ 1,040	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue	5/21 at 103.00	N/R	$ 1,024,514
	Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT)
	(Mandatory Put 1/01/24), 144A (10)
$ 1,040	Total Short-Term Investments (cost $1,040,000)			1,024,514
	Total Investments (cost $180,752,789) – 99.4%			216,875,837
	Other Assets Less Liabilities – 0.6%			1,207,318
	Net Assets Applicable to Common Shares – 100%			$ 218,083,155

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Note to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(10)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Consumer Staples – 1.3%
$ 20	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ $ 22,970
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	1,138,340
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	103,784
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,215	Total Consumer Staples			1,265,094
	Education and Civic Organizations – 1.2%
550	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	562,155
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	172,243
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	67,110
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	434,149
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
1,155	Total Education and Civic Organizations			1,235,657
	Health Care – 7.7%
590	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	688,235
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	1,187,780
	Health, Refunding Series 2017A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	1,185,730
	Health, Series 2018A, 5.000%, 11/15/48
1,000	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,140,840
	Series 2020A, 4.000%, 4/01/44
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	128,444
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
70	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	80,242
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	290,514
	Services, Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	238,417
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	40,720
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	148,205
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	395,147
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	919,867
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	605,032
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	695,011
	2011, 7.500%, 12/01/41
6,815	Total Health Care			7,744,184

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 5.7%
$ 615	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	$ 640,324
	Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	850,515
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
210	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	217,727
	Subordinate Series 2021A-2, 4.000%, 8/01/47, 144A
637	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	739,610
	2019-2, 4.000%, 3/20/33
540	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	616,587
	2021-1, 3.500%, 11/20/35
93	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	110,728
	Series 2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	A–	27,450
65	5.250%, 8/15/49	8/24 at 100.00	A–	70,903
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	412,803
	Series 2012A, 5.500%, 8/15/47
660	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at	4/31 at 100.00	N/R	688,417
	Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
540	CSCDA Community Improvement Authority, 4.000%, 10/01/56, 144A (WI/DD, Settling 4/13/21)	10/31 at 100.00	N/R	563,484
650	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	750,147
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
5,180	Total Housing/Multifamily			5,688,695
	Tax Obligation/General – 23.2%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	1,175,800
	5.000%, 8/01/34
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,010,588
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa2	2,098,140
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,142,970
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	1,234,200
	Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,584,441
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,250,930
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	4,062,209
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,555,674
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	2,248,240
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
27,665	Total Tax Obligation/General			23,363,192
	Tax Obligation/Limited – 18.4%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	5/21 at 100.00	AA	1,003,640
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	2,231,140
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	$ 3,486,870
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	5/21 at 100.00	Aa2	1,218,220
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,196,420
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,700,890
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	5/21 at 100.00	A+	1,003,520
	2009, 7.000%, 3/01/34
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
350	5.250%, 9/01/30	9/23 at 100.00	N/R	381,216
320	5.750%, 9/01/39	9/23 at 100.00	N/R	348,285
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	65,478
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
705	0.000%, 7/01/46	7/28 at 41.38	N/R	216,026
763	5.000%, 7/01/58	7/28 at 100.00	N/R	842,108
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	30,934
	Project Area, Series 2011B, 6.500%, 10/01/25
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	22,462
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
60	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	64,164
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	5/21 at 100.00	N/R	40,172
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,500,482
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28
50	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	61,210
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,052,110
	2012A, 5.000%, 10/01/32 – AGM Insured
16,898	Total Tax Obligation/Limited			18,465,347
	Transportation – 9.8%
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	68,064
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	1,107,930
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	920,568
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	1,845,326
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
2,315	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,859,280
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/37 (AMT)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	995,530
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,202,580
	Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	836,708
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
8,405	Total Transportation			9,835,986

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 11.0% (5)
$ 410	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	$ 508,109
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A+	3,013,425
	Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)
55	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	63,902
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	254,068
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,087,540
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	612,818
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,170	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,349,068
1,175	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	1,361,543
135	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	137,792
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R	51,342
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	163,630
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,431,639
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	71,792
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
9,870	Total U.S. Guaranteed			11,106,668
	Utilities – 20.5%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,089,080
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,825,802
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	397,065
1,160	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	1,228,254
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,973,774
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,401,960
	Water District Series 2016, 5.000%, 3/01/41
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	932,793
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,691,530
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,474,960
	Series 2018A, 5.000%, 7/01/38
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,233,527
	2014A, 5.000%, 7/01/44

NXC	Nuveen California Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	$ 1,258,210
	2018B, 5.000%, 7/01/38
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	767,802
	2017A, 5.250%, 6/01/47
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	CCC	52,914
175	5.750%, 7/01/37	7/22 at 100.00	CCC	185,771
145	6.000%, 7/01/47	7/22 at 100.00	CCC	154,399
17,350	Total Utilities			20,667,841
$ 94,553	Total Long-Term Investments (cost $87,468,520)			99,372,664
	Other Assets Less Liabilities – 1.2%			1,227,804
	Net Assets Applicable to Common Shares – 100%			$ 100,600,468

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.5%
	MUNICIPAL BONDS – 94.5%
	Consumer Staples – 5.0%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	5/21 at 100.00	B–	$ 435,439
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
390	5.625%, 6/01/35	No Opt. Call	BBB	422,588
1,530	5.750%, 6/01/43	No Opt. Call	BB+	1,949,909
2,355	Total Consumer Staples			2,807,936
	Education and Civic Organizations – 11.7%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	5/21 at 100.00	BB	165,305
	Schools, Series 2007A, 5.000%, 4/01/37
275	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	5/21 at 100.00	B+	275,602
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	77,884
110	5.000%, 4/15/43	4/23 at 100.00	BB+	113,332
100	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	104,673
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	161,001
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,171,300
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,513
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	29,344
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	690,142
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	340,918
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,424,074
	2016A, 5.000%, 7/01/39
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	85,355
	Technology, Series 2019A, 5.000%, 7/01/49
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	267,102
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	231,525
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	118,536
	University Project, Series 2013, 5.000%, 9/01/38
295	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	313,279
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%,
	1/01/39 – AGM Insured
180	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	202,307
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45
350	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	471,432
	American Art, Refunding Series 2021, 5.000%, 7/01/31

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	$ 191,809
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	143,392
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
5,805	Total Education and Civic Organizations			6,601,825
	Financials – 1.1%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	633,420
	Series 2005, 5.250%, 10/01/35
	Health Care – 4.6%
1,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB	1,225,125
	Series 2020A, 4.000%, 9/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	1,134,363
	Obligated Group, Series 2020A, 4.000%, 7/01/53
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	216,220
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
2,300	Total Health Care			2,575,708
	Industrials – 3.6%
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,037,121
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	5/21 at 100.00	A2	100,765
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	27,340
	Community Project, Series 2019, 5.000%, 1/01/40
125	Total Long-Term Care			128,105
	Materials – 0.3%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	177,630
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 7.2%
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,237,890
	2019B, 5.000%, 4/01/49 – AGM Insured
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,289,747
835	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/44	3/30 at 100.00	AA	949,637
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	614,454
	AGM Insured
3,515	Total Tax Obligation/General			4,091,728
	Tax Obligation/Limited – 19.1%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,090,666
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	AA+	1,217,640
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,182,030
	2015B Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	BB	1,154,070
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	945,088
	Fiscal 2017 Series A, 5.000%, 2/15/38
745	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	5/21 at 100.00	AA–	747,876
	Series 2011A, 5.750%, 2/15/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	$ 1,161,400
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,092,340
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	504,522
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	5/21 at 100.00	AAA	502,300
	Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	259,365
	2018A-1, 5.000%, 7/01/58
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	889,033
	2012A, 5.000%, 10/01/32 – AGM Insured
9,625	Total Tax Obligation/Limited			10,746,330
	Transportation – 18.6%
900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	1,002,015
	2014D-1, 5.000%, 11/15/39
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	256,670
	Center Project, Series 2011, 5.000%, 11/15/44
75	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	83,986
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)
980	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,095,768
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
200	5.000%, 8/01/26 (AMT)	8/21 at 100.00	B	202,700
830	5.000%, 8/01/31 (AMT)	8/21 at 100.00	B	841,014
30	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	36,080
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
85	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	104,817
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37 (AMT)
100	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	123,412
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
700	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	859,327
300	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	361,512
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	1,162,200
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,813,560
	Eleventh Series 2018, 5.000%, 9/01/48
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,207,510
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,306,477
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
9,045	Total Transportation			10,457,048
	U.S. Guaranteed – 6.3% (5)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	401,420
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	2,023,540
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)

NXN	Nuveen New York Select Tax-Free Income Portfolio Portfolio of Investments (continued) March 31, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	$ 1,117,691
	Conservation Society, Series 2014A, 5.000%, 8/01/32 (Pre-refunded 8/01/23)
3,405	Total U.S. Guaranteed			3,542,651
	Utilities – 16.8%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	233,386
	Refunding Series 2015A, 5.000%, 7/01/29
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	36,398
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	56,265
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	215,771
	2017, 5.000%, 9/01/47
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,671,880
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,218,720
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	156,864
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CCC	26,457
100	5.750%, 7/01/37	7/22 at 100.00	CCC	106,155
80	6.000%, 7/01/47	7/22 at 100.00	CCC	85,186
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,523,204
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,112,477
	5.000%, 12/15/35
7,935	Total Utilities			9,442,763
$ 46,585	Total Long-Term Investments (cost $49,331,659)			53,242,265
	Other Assets Less Liabilities – 5.5%			3,069,175
	Net Assets Applicable to Common Shares – 100%			$ 56,311,440

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2021

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $227,033,584
$235,886,409, $179,712,789, $87,468,520
and $49,331,659, respectively)	$267,857,441	$271,278,764	$215,851,323	$99,372,664	$53,242,265
Short-term investments, at value (cost $1,305,000,
$1,345,000, $1,040,000, $— and $—, respectively)	1,285,569	1,324,973	1,024,514	—	—
Cash	974,454	1,476,579	211,699	1,087,628	1,620,995
Receivable for:
Interest	2,340,596	2,536,121	1,857,491	1,054,982	655,917
Investments sold	—	—	320,000	—	1,001,111
Other assets	75,700	79,004	58,859	28,763	17,601
Total assets	272,533,760	276,695,441	219,323,886	101,544,037	56,537,889
Liabilities
Payable for:
Dividends	719,053	719,816	549,539	266,129	139,758
Interest	—	—	—	—	2,132
Investments purchased - regular settlement	500,000	500,000	500,000	—	—
Investments purchased - when-issued/
delayed-delivery settlement	—	—	—	563,485	—
Accrued expenses:
Management fees	45,456	57,740	46,263	21,771	12,202
Directors/Trustees fees	78,904	82,265	61,446	29,963	18,267
Other	99,423	98,501	83,483	62,221	54,090
Total liabilities	1,442,836	1,458,322	1,240,731	943,569	226,449
Commitments and contingencies (Note 8)
Net assets applicable to common shares	$271,090,924	$275,237,119	$218,083,155	$100,600,468	$56,311,440
Common shares outstanding	16,589,681	17,716,427	13,046,769	6,356,104	3,924,895
Net asset value (“NAV”) per common share outstanding	$16.34	$15.54	$16.72	$15.83	$14.35
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$165,897	$177,164	$130,468	$63,561	$39,249
Paid-in-surplus	230,422,686	245,594,816	179,557,384	88,454,919	53,856,609
Total distributable earnings	40,502,341	29,465,139	38,395,303	12,081,988	2,415,582
Net assets applicable to common shares	$271,090,924	$275,237,119	$218,083,155	$100,600,468	$56,311,440
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2021

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$10,467,549	$10,223,357	$7,998,566	$3,623,320	$2,044,108
Expenses
Management fees	534,009	678,685	545,210	257,651	143,486
Interest expense	—	—	—	—	93
Custodian fees	35,277	35,565	29,774	20,252	15,794
Trustees fees	7,681	7,821	6,226	2,883	1,603
Professional fees	38,729	38,437	36,100	31,424	29,520
Shareholder reporting expenses	41,217	37,609	30,823	17,509	14,490
Shareholder servicing agent fees	8,499	7,840	6,988	2,274	2,217
Stock exchange listing fees	6,560	6,560	6,560	6,550	6,560
Investor relations expenses	12,904	12,909	10,407	4,761	2,725
Other	12,678	15,726	12,850	9,117	8,163
Total expenses	697,554	841,152	684,938	352,421	224,651
Net investment income (loss)	9,769,995	9,382,205	7,313,628	3,270,899	1,819,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	227,919	13,837	822,175	460,516	(132,901)
Change in net unrealized appreciation (depreciation)
of investments	8,513,674	8,462,301	4,302,867	2,121,520	1,563,203
Net realized and unrealized gain (loss)	8,741,593	8,476,138	5,125,042	2,582,036	1,430,302
Net increase (decrease) in net assets applicable
to common shares from operations	$18,511,588	$17,858,343	$12,438,670	$5,852,935	$3,249,759

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NXP		NXQ		NXR
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/21	3/31/20	3/31/21	3/31/20
Operations
Net investment income (loss)	$9,769,995	$9,550,461	$9,382,205	$9,412,793	$7,313,628	$7,473,738
Net realized gain (loss) from investments	227,919	744,584	13,837	1,145,079	822,175	344,363
Change in net unrealized appreciation
(depreciation) of investments	8,513,674	3,133,910	8,462,301	1,324,827	4,302,867	4,647,408
Net increase (decrease) in net assets
applicable to common shares
from operations	18,511,588	13,428,955	17,858,343	11,882,699	12,438,670	12,465,509
Distributions to Common Shareholders
Dividends	(9,053,656)	(9,048,585)	(8,927,983)	(8,927,718)	(6,809,914)	(6,809,782)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(9,053,656)	(9,048,585)	(8,927,983)	(8,927,718)	(6,809,914)	(6,809,782)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	194,847	120,787	42,118	—	20,515	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	194,847	120,787	42,118	—	20,515	—
Net increase (decrease) in net assets
applicable to common shares	9,652,779	4,501,157	8,972,478	2,954,981	5,649,271	5,655,727
Net assets at the beginning of period	261,438,145	256,936,988	266,264,641	263,309,660	212,433,884	206,778,157
Net assets applicable to common
shares at the end of period	$271,090,924	$261,438,145	$275,237,119	$266,264,641	$218,083,155	$212,433,884

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NXC		NXN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/21	3/31/20
Operations
Net investment income (loss)	$3,270,899	$3,375,449	$1,819,457	$1,904,632
Net realized gain (loss) from investments	460,516	129,883	(132,901)	21,954
Change in net unrealized appreciation
(depreciation) of investments	2,121,520	1,198,763	1,563,203	(443,509)
Net increase (decrease) in net assets
applicable to common shares
from operations	5,852,935	4,704,095	3,249,759	1,483,077
Distributions to Common Shareholders
Dividends	(3,331,881)	(3,295,962)	(1,830,963)	(1,860,400)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(3,331,881)	(3,295,962)	(1,830,963)	(1,860,400)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	66,551	31,306	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	66,551	31,306	—	—
Net increase (decrease) in net assets
applicable to common shares	2,587,605	1,439,439	1,418,796	(377,323)
Net assets at the beginning of period	98,012,863	96,573,424	54,892,644	55,269,967
Net assets applicable to common
shares at the end of period	$100,600,468	$98,012,863	$56,311,440	$54,892,644

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXP
Year Ended 3/31:
2021	$15.77	$0.59	$0.53	$1.12	$(0.55)	—	$(0.55)	$16.34	$17.39
2020	15.51	0.58	0.23	0.81	(0.55)	—	(0.55)	15.77	14.97
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
NXQ
Year Ended 3/31:
2021	15.03	0.53	0.48	1.01	(0.50)	—	(0.50)	15.54	16.08
2020	14.86	0.53	0.14	0.67	(0.50)	—	(0.50)	15.03	14.21
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

7.16%	20.16%	$271,091	0.26%	3.64%	10%
5.19	5.89	261,438	0.26	3.60	10
6.34	8.51	256,937	0.26	3.77	17
4.52	3.83	250,551	0.27	3.66	19
0.55	(2.20)	248,518	0.28	3.64	28

6.83	16.96	275,237	0.31	3.44	11
4.52	5.57	266,265	0.31	3.48	13
5.95	7.32	263,310	0.31	3.64	12
3.98	4.32	257,250	0.32	3.53	20
0.69	(1.56)	256,325	0.33	3.61	27

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2021	—%	2021	—%
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
									Premium
									Per Share
	Beginning	Net	Net		From	From			Sold
	Common	Investment	Realized/		Net	Accumulated		Shelf	through			Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price
NXR
Year Ended 3/31:
2021	$16.28	$0.56	$0.40	$0.96	$(0.52)	$—	$(0.52)	$—	$—		$16.72	$16.83
2020	15.85	0.57	0.38	0.95	(0.52)	—	$(0.52)	—	—		16.28	15.40
2019	15.39	0.56	0.42	0.98	(0.52)	—	(0.52)	—	—		15.85	14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21

NXC
Year Ended 3/31:
2021	15.43	0.51	0.41	0.92	(0.52)	—	(0.52)	—	—		15.83	16.29
2020	15.21	0.53	0.21	0.74	(0.52)	—	(0.52)	—	—		15.43	14.50
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—		15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	**	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)
5.97%	12.82%	$218,083	0.32%	3.37%	8%
6.02	8.05	212,434	0.32	3.50	13
6.53	7.31	206,778	0.32	3.62	17
4.19	3.87	200,765	0.33	3.55	15
0.37	(1.09)	199,496	0.33	3.61	29

6.05	16.13	100,600	0.35	3.26	5%
4.86	6.26	98,013	0.36	3.41	10
4.82	5.44	96,573	0.55	3.38	23
4.37	(2.23)	95,357	0.37	3.73	20
0.20	(6.98)	94,310	0.37	3.89	24

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2021	—%	2021	—%
2020	—	2020	—
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
	Beginning	Net	Net		From	From			Ending
	Common	Investment	Realized/		Net	Accumulated			Common
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXN
Year Ended 3/31:
2021	$13.99	$0.46	$0.37	$0.83	$(0.47)	—	$(0.47)	$14.35	$14.50
2020	14.08	0.49	(0.11)	0.38	(0.47)	—	(0.47)	13.99	12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

5.98%	18.66%	$56,311	0.40%	3.25%	14%
2.69	(3.18)	54,893	0.43	3.39	5
4.80	8.26	55,270	0.42	3.59	16
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NXN
Year Ended 3/31:
2021	—%**
2020	0.02
2019	0.02
2018	0.02
2017	0.02

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives), divided by the average long-term market value during the period.

**	Rounds to less than 0.01% annualized.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is March 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market

Notes to Financial Statements (continued)
participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NXP	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$266,944,798		$—	$266,944,798
Common Stocks	—	912,643	**	—	912,643
Short-Term Investments*:
Municipal Bonds	—	1,285,569		—	1,285,569
Total	$—	$269,143,010		$—	$269,143,010

NXQ
Long-Term Investments*:
Municipal Bonds	$—	$270,366,121		$—	$270,366,121
Common Stocks	—	912,643	**	—	912,643
Short-Term Investments*:
Municipal Bonds	—	1,324,973		—	1,324,973
Total	$—	$272,603,737		$—	$272,603,737

NXR
Long-Term Investments*:
Municipal Bonds	$—	$214,938,679		$—	$214,938,679
Common Stocks	—	912,644	**	—	912,644
Short-Term Investments*:
Municipal Bonds	—	1,024,514		—	1,024,514
Total	$—	$216,875,837		$—	$216,875,837

NXC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$99,372,664	$ —	$99,372,664
NXN
Long-Term Investments*:
Municipal Bonds	$ —	$53,242,265	$ —	$53,242,265

*	Refer to the Fund’s Portfolio of Investments for state/industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Notes to Financial Statements (continued)
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$1,164
Average annual interest rate and fees	—%	—%	—%	—%	8.01%
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$27,222,116	$30,867,729	$16,368,408	$4,914,705	$7,715,668
Sales and maturities	28,163,911	28,571,259	17,289,930	4,989,385	9,807,357
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
Common Shares Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:
	NXP		NXQ
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/21	3/31/20
Common shares issued to shareholders due to reinvestment of distributions	11,895	7,476	2,700	—

	NXR		NXC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/21	3/31/20	3/31/21	3/31/20
Common shares issued to shareholders due to reinvestment of distributions	1,209	—	4,192	1,980
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.
	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$226,153,516	$236,095,944	$178,847,007	$87,456,379	$49,341,571
Gross unrealized:
Appreciation	$43,080,236	$36,715,248	$38,073,602	$11,923,503	$3,993,097
Depreciation	(90,742)	(207,455)	(44,772)	(7,218)	(92,403)
Net unrealized appreciation (depreciation) of investments	$42,989,494	$36,507,793	$38,028,830	$11,916,285	$3,900,694
Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2021, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2021, the Funds’ tax year end, were as follows:
	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$1,937,016	$1,818,550	$1,711,451	$184,086	$88,406
Undistributed net ordinary income[2]	8,752	7,126	52,818	25,481	—
Undistributed net long-term capital gains	—	—	—	233,898	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2021, paid on April 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended March 31, 2021 and March 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income[3]	$8,949,560	$8,806,247	$6,354,508	$3,327,984	$1,830,963
Distributions from net ordinary income[2]	104,096	121,736	455,406	3,897	—
Distributions from net long-term capital gains	—	—	—	—	—

2020	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$8,859,987	$8,634,896	$6,723,526	$3,295,962	$1,852,487
Distributions from net ordinary income[2]	188,598	292,822	86,256	—	7,913
Distributions from net long-term capital gains	—	—	—	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2021, as Exempt Interest Dividends.
As of March 31, 2021, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NXP	NXQ	NXR	NXN
Not subject to expiration:
Short-term	$431,527	$816,473	$193,859	$1,122,722
Long-term	3,246,564	7,307,767	636,403	305,575
Total	$3,678,091	$8,124,240	$830,262	$1,428,297

During the Funds’ tax year ended March 31, 2021, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXC
Utilized capital loss carryforwards	$248,931	$33,710	$845,255	$167,069
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

 The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2021, the complex-level fee for each Fund was 0.1555%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	NXP	NXQ	NXR	NXC	NXN
Purchases	$2,611,554	$—	$1,055,000	$—	$—
Sales	564,651	1,000,000	—	—	—
Realized gain (loss)	(21,700)	—	—	—	—
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.

Notes to Financial Statements (continued)
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of ”Other expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NXP	NXQ	NXR
Maximum outstanding balance	$464,212	$494,232	$16,276

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NXP	NXQ	NXR
Utilization period (days outstanding)	4	4	4
Average daily balance outstanding	$464,212	$494,232	$16,276
Average annual interest rate	1.39%	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
10. Subsequent Events
Proposed Reorganization
On May 26, 2021, the Board approved a proposal that, if approved by shareholders, would result in the combination of NXQ and NXR into NXP.

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
Investment Objective
The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.
Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets (as defined below) in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
The Fund generally invests in municipal securities with a weighted average maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Shareholder Update (Unaudited) (continued)
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update (Unaudited) (continued)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
Investment Objective
The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.
Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
The Fund generally invests in municipal securities with a weighted average maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
Investment Objective
The Fund’s investment objective is to provide current income exempt from regular federal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax.
Additionally, as a fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (“AMT Bonds”).
The Fund generally invests in municipal securities with a weighted average maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments that, at the time of investment, are rated within the four highest grades (BBB or Baa or better) by at least one NRSRO that rate such security (even if it is rated lower by another NRSRO) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated by any NRSRO but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund will not invest more than 25% of its Managed Assets in municipal securities in any one industry or in any one state of origin.
•
The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of its Managed Assets would be represented by futures contracts or more than 5% of its Managed Assets would be committed to initial margin deposits and premiums on futures contracts and related options.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax and federal alternative minimum tax and (iii) policy of investing up to 20% of its Managed Assets in AMT Bonds, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Shareholder Update (Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable, or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds.

Shareholder Update (Unaudited) (continued)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
Investment Objective
The Fund’s investment objective is to provide stable dividends exempt from both regular federal and California income taxes, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).
The Fund generally invests in municipal securities with an average effective maturity of approximately 15-30 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and California income tax may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California personal income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the

Shareholder Update (Unaudited) (continued)
financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of financial leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15-30 years and the Fund may not achieve its investment objective.

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)
Investment Objective
The Fund’s investment objective is to provide stable dividends exempt from regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).
The Fund generally invests in municipal securities with an average effective maturity of approximately 18-28 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.
Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.

Shareholder Update (Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and New York income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 18-28 years and the Fund may not achieve its investment objective.

Shareholder Update (Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
				Nuveen	Nuveen
	Nuveen	Nuveen	Nuveen	California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income	Income	Income	Income	Income
	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio
Risk	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Deflation Risk	X	X	X	X	X
Defaulted and Distressed Securities Risk	X	X	X	—	—
Derivatives Risk	X	X	X	X	X
Distressed Securities Risk	—	—	—	X	X
Duration Risk	X	X	X	X	X
Economic Sector Risk	X	X	X	X	X
Financial Futures and Options Risk	X	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Insurance Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X	X
Municipal Securities Market Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X	X
Reinvestment Risk	X	X	X	X	X
Sector and Industry Risk	X	X	X	X	X
Special Considerations Related to Single State Concentration Risk	—	—	—	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X
Taxability Risk	X	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

				Nuveen	Nuveen
	Nuveen	Nuveen	Nuveen	California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income	Income	Income	Income	Income
	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio
Risk	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Economic and Political Events Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are in default or involved in bankruptcy or insolvency proceedings, or may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Shareholder Update (Unaudited) (continued)
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

Shareholder Update (Unaudited) (continued)
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Special Considerations Related to Single State Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of that state’s municipal securities. Information regarding the financial condition of the state is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the state.
Additionally, the state is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local issuers in that state may be unrelated to the creditworthiness of obligations issued by the state, and that there is no obligation on the part of the state to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by

Shareholder Update (Unaudited) (continued)
shareholders. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Shareholder Update (Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and the Nuveen New York Select Tax-Free Income Portfolio (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC State Street Bank		Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	0	0	0	0	0
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■ Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

 Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	143
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, LogicMark LLC (health services) (2012-2016); formerly,
Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust
Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	143
Chicago, IL 6o6o6		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	143
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	143
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	143
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	143
Chicago, IL 6o6o6		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	143
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	143
Chicago, IL 6o6o6		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	143
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	143
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (2006-2017),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 6o6o6	Officer

MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since
901 Marquette Avenue	and Assistant	2013	2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management, LLC (since 2018).

DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 6o6o6	Secretary

NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 6o6o6	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

 Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly,
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC
(2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0321D 1623132-INV-Y-05/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Select Tax-Free Income Portfolio

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2021	$25,730	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2020	$25,240	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2021	$ 0	$ 0	$ 0	$ 0
March 31, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  He is responsible for managing several state-specific, tax-exempt portfolios.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	11	$15.62 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$3.33 million
*	Assets are as of March 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).  FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF NXC SECURITIES AS OF MARCH 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 4, 2021